===============================================================================

                                                                   Exhibit 10.1

                              AMENDMENT NO. 1 TO
                             DEBTOR IN POSSESSION
                               CREDIT AGREEMENT


                         Dated as of February 24, 1999

                                 by and among

                             BOSTON CHICKEN, INC.
                      and the other Borrowers hereunder,
                      Debtors and Debtors in Possession,

                                 as Borrowers,

                         THE LENDERS SIGNATORY HERETO
                              FROM TIME TO TIME,

                                  as Lenders,


                     GENERAL ELECTRIC CAPITAL CORPORATION,

                     as Administrative Agent and a Lender,

                                      and

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                       as Collateral Agent and a Lender

===============================================================================

                                TABLE OF CONTENTS
                               -----------------

                                                                                                      Page
                                                                                                      ----
RECITALS................................................................................................ 1
---------

AGREEMENT............................................................................................... 1
---------

1.   Ratification and Incorporation of Existing DIP Credit Agreement and Other Loan Documents;
     -----------------------------------------------------------------------------------------
     Release............................................................................................ 1
     -------

2.   Waiver by Agent and Lenders........................................................................ 2
     ---------------------------

3.   Amendment of Existing DIP Credit Agreement......................................................... 2
     ------------------------------------------
     3.1.  Section 1.1(a) (Revolving Credit Facility)................................................... 2
           -----------------------------------------
     3.2.  Section 1.3(b) (Mandatory Prepayments; ENBC Stock Proceeds).................................. 3
           ----------------------------------------------------------
     3.3.  Section 1.12 (Access)........................................................................ 4
           --------------------
     3.4.  Section 1.16 (Priority of Obligations and Collateral Agent's Liens; Cash Collateral)......... 4
           -----------------------------------------------------------------------------------
     3.5.  Section 6.2 (Investments).................................................................... 4
           ------------------------
     3.6.  Section 6.16 (Leases; Capital Expenditures).................................................. 4
           ------------------------------------------
     3.7.  Section 6.17 (Prepetition Indebtedness)...................................................... 4
           --------------------------------------
     3.8.  Section 8.1 (Events of Default).............................................................. 5
           ------------------------------
     3.9.  Annex A (Definitions; Rules of Construction)................................................. 5
           -------------------------------------------
           a.     Deleted Definitions................................................................... 5
                  -------------------
           b.     Amended Definitions................................................................... 5
                  -------------------
           c.     New Definitions....................................................................... 6
                  ---------------
     3.10. Annex E (Financial Statements and Budget; Reporting)......................................... 7
           ---------------------------------------------------
     3.11. Annex F (Financial Covenants)................................................................ 7
           ----------------------------
     3.12. Annex H (Notice Addresses)................................................................... 7
           -------------------------
     3.13. Annex J (Availability Amounts)............................................................... 7
           -----------------------------

4.   Conditions Precedent To Obligations................................................................ 7
     -----------------------------------
     4.1.  First Amendment and Related Materials; Satisfactory Legal Form............................... 7
           --------------------------------------------------------------
     4.2.  Entry of First Amendment Approval Order...................................................... 7
           ---------------------------------------
     4.3.  Amendment of Adequate Protection Orders...................................................... 7
           ---------------------------------------

5.   Representations and Warranties..................................................................... 7
     ------------------------------
     5.1.  Corporate Power; Authorization; Enforceable Obligations...................................... 7
           -------------------------------------------------------
     5.2.  Representations and Warranties in Existing DIP Credit Agreement.............................. 8
           ---------------------------------------------------------------
     5.3.  The Period 1-6 Budget........................................................................ 8
           ---------------------
     5.4.  Updated Schedules............................................................................ 8
           -----------------

6.   Miscellaneous...................................................................................... 8
     -------------
     6.1.  Headings..................................................................................... 8
           --------
     6.2.  Counterparts................................................................................. 8
           ------------
     6.3.  Interpretation............................................................................... 8
           --------------
     6.4.  Complete Agreement........................................................................... 8
           ------------------
     6.5.  Governing Law................................................................................ 8
           -------------
     6.6.  Effect....................................................................................... 8
           ------
     6.7.  Conflict of Terms............................................................................ 9
           -----------------
     6.8.  No Novation.................................................................................. 9
           -----------

                   INDEX OF ANNEXES, EXHIBITS AND SCHEDULES
                   ----------------------------------------

ANNEXES
-------
Annex D-1          -   Schedule of Documents to First Amendment
Annex F            -   Financial Covenant (revised)
Annex H            -   Notice Addresses (revised)
Annex J            -   Availability Amounts (revised)

EXHIBITS
--------
Exhibit A          -   Form of First Amendment Approval Order

SCHEDULES TO FIRST AMENDMENT
----------------------------
Schedule 3.4(b)-1  -   Period 1-6 Budget
Schedule 5.1       -   Certain Exceptions to Representations in Section 5.1(e)


UPDATED/REPLACEMENT/SUPPLEMENTAL SCHEDULES TO DIP CREDIT AGREEMENT
------------------------------------------------------------------
Schedule 3.2       -   Executive Offices; Collateral Locations; FEIN
Schedule 3.11      -   Tax Matters
Schedule 3.15      -   Intellectual Property
Schedule 3.19      -   Deposit and Disbursement Accounts
Schedule 6.17      -   Certain Prepetition Indebtedness

           AMENDMENT NO. 1 TO DEBTOR IN POSSESSION CREDIT AGREEMENT
           --------------------------------------------------------

        THIS AMENDMENT NO. 1 TO DEBTOR IN POSSESSION CREDIT AGREEMENT (the "First Amendment") is entered into as of February 24, 1999, by and among (i)
----------------
BOSTON CHICKEN, INC., a Delaware corporation ("BCI") and the other Borrower
                                               ---
parties to the "Existing DIP Credit Agreement" referred to below (each, individually a "Borrower" and collectively the "Borrowers"), (ii) each of the
                --------                        ---------
lenders listed on the signature pages hereof (each individually a "Lender" and
                                                                   ------
collectively "Lenders"), (iii) GENERAL ELECTRIC CAPITAL CORPORATION, a New York
              -------
corporation (in its individual capacity, "GE Capital"), for itself as a Lender
                                          ----------
and as Administrative Agent for Lenders, and (iv) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (in its individual capacity, "BofA"), for itself as a
                                                      ----
Lender and as Collateral Agent for Lenders (Administrative Agent and Collateral Agent being referred to collectively as "Agents"), with reference to the
                                         ------
following facts, which shall be construed as part of this First Amendment:

                                 RECITALS
                                 --------

    A. Agents, Lenders, and Borrowers are parties to a Debtor in Possession Credit Agreement dated as of October 5, 1998 (the "Existing DIP Credit
                                                   -------------------
Agreement"; capitalized terms not otherwise defined in the Recitals or in the preamble are as defined in the Existing DIP Credit Agreement as hereby amended).

    B. Borrowers have requested that Agents and Lenders (1) amend the Minimum System EBITDAL Covenant for Retail Periods 1-6 of 1999, and (2) consent to an amendment of the Budget for such Retail Periods. Agents and Lenders are willing, to the extent provided herein and subject to the terms and conditions hereof, to agree to the foregoing requests of Borrowers.

    C. In addition, Borrowers have moved, in the Chapter 11 Cases, for an order extending the exclusivity periods under Sections 1121(b) and 1121(c)(3) of the Bankruptcy Code. By their execution hereof (subject to satisfaction of the conditions precedent hereto), Agents and Lenders hereby consent to (i) an extension of the exclusivity period under Section 1121(b) of the Bankruptcy Code to June 3, 1999, and (ii) an extension of the 180-day period under Section 1121(c)(3) of the Bankruptcy Code to August 2, 1999.

    D.  The rules of construction set forth in Annex A to the Existing DIP
                                               -------
Credit Agreement shall govern this First Amendment. Unless otherwise indicated, all references in this First Amendment to sections, subsections, schedules, exhibits, annexes and attachments shall refer to the corresponding sections, subsections, schedules, exhibits, annexes and attachments of or to the Existing DIP Credit Agreement. All schedules, exhibits, annexes and attachments hereto, or expressly identified in this First Amendment, are incorporated herein by reference, and taken together, shall constitute but a single agreement.

                                 AGREEMENT
                                 ---------

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

1.  Ratification and Incorporation of Existing DIP Credit Agreement and Other
    -------------------------------------------------------------------------
Loan Documents; Release.    Except as expressly modified under this First
-----------------------
Amendment, (a) each Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the Existing DIP Credit Agreement and the other Loan Documents to which it is a party, and (b) all of the terms and conditions set forth in the Existing DIP Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Borrower acknowledges and agrees that as of the Amendment Closing Date, the aggregate outstanding principal amount of all Revolving Loans was $49,055,024.66. Each Borrower represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Revolving Loans or any other Obligations. Each Borrower hereby releases and discharges Agents and Lenders, in their respective capacities as such, together with their respective agents, attorneys, employees, heirs, executors, administrators, officers, directors, successors and assigns, from any and all claims, causes of action and remedies (whether under the Bankruptcy Code or under other applicable law) arising out of, based upon or related to the Obligations, the Collateral or the Loan Documents.

2.  Waiver by Agent and Lenders.    Subject to the satisfaction of each of the
    ---------------------------
conditions set forth in Section 4 of this First Amendment, Agents and Lenders hereby waive any Event of Default that may otherwise have occurred as a result of Borrowers' failure to comply with the Minimum System EBITDAL Covenant (as in effect prior to the effectiveness of this First Amendment) for Retail Period 1 of 1999.

3.  Amendment of Existing DIP Credit Agreement.  The Existing DIP Credit
    ------------------------------------------
Agreement is hereby amended, as of the Amendment Closing Date, as follows (and all section references in this Section 3 shall, unless the context otherwise requires, be references to sections in the Existing DIP Credit Agreement):

    3.1.  Section 1.1(a) (Revolving Credit Facility).  Delete clause (i) of
          ------------------------------------------
          Section 1.1(a) and replace it with the following:

                  (i) Subject to the terms and conditions hereof, each Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit Advance"). The Pro Rata Share of the Revolving
                 ------------------------
              Loan of any Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Lender hereunder shall be several and not joint. The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the Maximum Amount less the Availability Reserve as of such time
                                 ----
              less the aggregate amount of the L/C Obligations outstanding at
              ----
              such time. In addition, (x) the Net Advance Amount as of any time of determination during any Retail Period shall not exceed the Availability Amount applicable to such Retail Period and (y) the Net Advance Amount for Retail Period 6 of 1999 shall not, as of the last day of such Retail Period (i.e. June 13, 1999), exceed $7,500,000 (the limitation provided for in this sentence shall be referred to as the "Availability Limitation"). Until the
                                  -----------------------
              Commitment Termination Date and subject to the terms and conditions hereof, Borrowers may from time to time borrow, repay and reborrow under this Section 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower

                Representative to the representatives of Administrative Agent specified in paragraph B of Annex H at the addresses specified therein. Any such notice must be given no later than 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of Revolving Credit Advance") shall be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit and such other information as may be required by Administrative Agent.

3.2.  Section 1.3(b) (Mandatory Prepayments; ENBC Stock Proceeds).  Delete
      -----------------------------------------------------------
      clauses (i)-(ii) of Section 1.3(b) and replace them with the following:

               (i)  As soon as practicable after receipt by any Borrower of:

                    (x) subject to Section 5.4(c), insurance proceeds,

                    (y) federal, state or local tax refunds net of any offsets and adjustments for reasonably anticipated or disputed tax liabilities or deficiencies which are not provided for in the Budget (provided, that Borrowers shall have provided Agents with written notice specifying the amount, and the basis of calculating, any such offsets or adjustments), or

                    (z) subject to the proviso to this clause (i) and (with respect to Subject Asset Sales) clause (b)(iii) below, proceeds of any asset disposition (including condemnation proceeds, proceeds from the rejection, assumption or assignment of any lease, and any refunds of security or other deposits received any time after the Closing Date which refunds are in excess of $3,000 individually or in a series of related transactions, but excluding proceeds of any disposition of (1) assets in the ordinary course of business (it being understood that any transaction involving the rejection or assignment and assumption of leases or the sale of equipment at closed stores is not a disposition of assets in the ordinary course of business) or (2) any ENBC Stock),

         Borrowers shall pay to Administrative Agent an amount equal to (A) 100% of the amount received (in the case of clauses (x) and (y) above) and
         (B) the Net Cash Proceeds thereof (in the case of clause (z) above); provided, that, for purposes of clause (z) above, Borrowers shall not be deemed to have received any proceeds which are deposited in a segregated cash collateral account pursuant to an Order of the Bankruptcy Court until such funds are authorized to be disbursed pursuant to an Order of the Bankruptcy Court or as agreed by Administrative Agent. Any prepayment under this clause (i) shall be applied in accordance with Section 1.3(c).

               (ii) Immediately upon receipt by BCI of proceeds of any disposition of the ENBC Stock, BCI shall pay the Net Cash Proceeds thereof as follows:

                     (A) (x) 25% thereof plus (y) the lesser of (1) 25% thereof and (2) the aggregate unpaid Deferred Adequate Protection Payments of the 1996 Lenders, shall be paid to the Common Collateral Agent in accordance with the 1996 Adequate Protection Order; and

                     (B) the amount remaining after the payments described in the preceding clause (A) shall be paid to Administrative Agent and shall be applied as provided in Section 1.3(c).

    3.3.  Section 1.12 (Access).  Insert the following sentence between the
          ---------------------
          first and second sentences of Section 1.12:

               Without limiting the foregoing, Borrowers hereby confirm that, in accordance with the foregoing, they will provide Agents and Agents' financial and other advisors with reasonable access to Borrowers' marketing and other management personnel, and their respective marketing plans and data, in connection with Agents' and Lenders' review and analysis of Borrowers' strategic marketing plans.

    3.4.  Section 1.16 (Priority of Obligations and Collateral Agent's Liens;
          -------------------------------------------------------------------
          Cash Collateral).  Delete the proviso to Section 1.16(d).
          ----------------

    3.5.  Section 6.2 (Investments).
          -------------------------
          a. Delete the portion of Section 6.2(c) that precedes clause (i) thereof and replace it with the following:

                     (c) Borrowers may make investments in an aggregate amount
                  at no time in excess of $5,000,000 in ...

          b.  Add the following proviso at the end of Section 6.2(c):

                  provided, that the $5,000,000 limitation specified above (x)
                  --------
                  may be exceeded by up to $5,000,000 for up to two consecutive Business Days, (y) shall not include any amounts that, pursuant to a Bankruptcy Court Order, are on deposit in a segregated cash collateral account, and (z) shall not include amounts of up to $300,000 that may be on deposit from time to time in the account of Borrowers that is used to fund the redemption of Borrowers' gift certificates (it being understood that amounts in such account shall only be used for such purpose).

    3.6.  Section 6.16 (Leases; Capital Expenditures).  Add a new clause (c)
          -------------------------------------------
          to Section 6.16 as follows:

                      (c) Borrowers' advertising expenditures (on a Retail
                  Period by Retail Period basis and on a cumulative basis, in each case beginning with Retail Period 2 of 1999), shall not be reduced in any material respect from what is provided for in the Budget without Agents' prior written consent.

    3.7.  Section 6.17 (Prepetition Indebtedness).  Delete clause (b) of
          ---------------------------------------
          Section 6.17 and replace it with the following:

                       (b) (i) adequate protection payments with respect to the
                   1995 Obligations and the 1996 Obligations to the extent provided for in the Budget and authorized by an Adequate Protection Order (provided, that such payments may not exceed the amount of the monthly interest on the underlying obligations at the non-default rate, and provided further that in no event may any adequate protection payment be made with respect to the 1995 Obligations unless, concurrently therewith, the adequate protection payment for the corresponding period is made with respect to the 1996 Obligations), (ii) any payment on account of the 1996 Obligations from the Net Cash Proceeds of the ENBC Stock that is made pursuant to Section 1.3(b)(ii)(A), to the extent such payment is authorized by the 1996 Adequate Protection Order, and (iii) scheduled payments on account of the Prepetition Indebtedness described in Schedule 6.17 hereto (which shall not include the 1995 Obligations or the 1996 Obligations), to the extent that such payments are provided for in the Budget;

3.8. Section 8.1 (Events of Default).  In Section 8.1:
     -------------------------------

     a.   Delete clause (d) and replace it with the following:

                       (d) Any Borrower shall fail or neglect to perform, keep
                   or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied for fifteen Business Days after notice thereof from any Agent or Lender (or such lesser period as is provided in the relevant provision hereof or in such other Loan Document, as the case may be).

     b.   Delete clause (l) and replace it with the following:

                       (l) (i) The Interim Order, Final Order or First Amendment
                   Order shall be reversed, modified or revoked, or (ii) an appeal from the entry of the First Amendment Order shall be timely filed and a stay pending appeal shall have been granted, in either case under the foregoing clauses (i) or
                   (ii) without Requisite Lenders' written consent.

3.9. Annex A (Definitions; Rules of Construction).  Annex A shall be amended
     --------------------------------------------
     as follows:

     a.   Deleted Definitions. Each of the following definitions shall be
          --------------------
          deleted from Annex A:

                   ENBC Proceeds Cash Collateral
                   ---------------------------
                   ENBC Proceeds Cash Collateral Amount
                   ------------------------------------

     b.   Amended Definitions. The definitions of each of the following terms
          --------------------
          in Annex A shall be deleted and replaced with the new definition for such term provided below:

                  "Adequate Protection Orders" means the 1995 Adequate
                   --------------------------
               Protection Order the 1996 Adequate Protection Order.

                  "Agreement" means the Debtor in Possession Credit Agreement
                   ---------
               to which this Annex A is attached or otherwise identified, including all riders, annexes, schedules, and exhibits attached or otherwise identified thereto, as amended by

              Amendment No. 1 to Debtor in Possession Credit Agreement dated as of February 24, 1999, and all amendments restatements, modifications and supplements thereto, and all appendices, annexes, exhibits or schedules to any of the foregoing, and shall refer to such Agreement as the same may be in effect at the time such reference becomes operative; provided, that any reference to
                                                --------
              the Exhibits, Schedules and Annexes to the Agreement shall be deemed a reference to the Exhibits, Schedules and Annexes as in effect on the Closing Date or in a written amendment thereto.

                   "Budget" means (i) with respect to Retail Periods other than
                    ------
              Retail Periods 1-6 of 1999, the Budget attached hereto as Schedule 3.4(b), and (ii) with respect to Retail Periods 1-6 of 1999, the "Period 1-6 Budget" attached to the First Amendment as Schedule
                                                                     --------
              3.4(b)-1, as they may be amended from time to time in accordance
              --------
              with the terms hereof (and including the revised Budget required to be delivered pursuant to paragraph (f)(ii) of Annex E). With
                                                               -------
              respect to any subsequent amended Budget hereunder, Borrowers shall be deemed to have made the representations set forth in the last sentence of Section 3.4(b) (provided, that such
                                               --------
              representations shall be as of the date of delivery of the relevant amended Budget, not as of the Closing Date).

   c.    New Definitions.  Each of the following definitions shall be added to
         ---------------
         Annex A:
         -------

                   "Amendment Closing Date" means the Business Day on which all
                    ----------------------
              conditions precedent to the effectiveness of the First Amendment have been satisfied or waived in writing by Requisite Lenders.

                   "Availability Reserve" means, as of any time of
                    --------------------
              determination, an amount equal to the aggregate amount of the Deferred Adequate Protection Payments as of such time (without regard to whether any such deferred payments have subsequently been made in whole or in part), as such amount may be reduced from time to time with the written consent of Requisite Lenders.

                   "Deferred Adequate Protection Payment" means any monthly
                    ------------------------------------
              adequate protection payment provided for under the 1995 Adequate Protection Order or the 1996 Adequate Protection Order (without regard to any amendments thereto), which payment has been deferred.

                   "First Amendment" means "Amendment No. 1 to Debtor in
                    ---------------
              Possession Credit Agreement" dated as February 24, 1999, and all appendices, annexes, exhibits or schedules thereto.

                   "First Amendment Approval Order" means an order of the
                    ------------------------------
              Bankruptcy Court, substantially in the form of Exhibit A to the
                                                             ---------
              First Amendment, authorizing each Borrower to execute the First Amendment and perform under the terms of the Agreement and the other Loan Documents as amended by the First Amendment.

                   "Period 1-6 Budget" means the Budget attached to the First
              Amendment as Schedule 3.4(b)-1.
                           -----------------

                    "1995 Adequate Protection Order" means the "Agreed Final
                     ------------------------------
             Order Authorizing Use of Cash Collateral and Granting Certain Adequate Protection Relief to the 1995 Lenders" entered on or about November 4, 1998, as the same may be amended from time to time pursuant to amendments in form and substance acceptable to Agents.

                    "1995 Lenders" shall be as defined in the 1995 Adequate
                     ------------
             Protection Order.

                    "1996 Adequate Protection Order" means the "Agreed Final
                     ------------------------------
             Order Authorizing Use of Cash Collateral and Granting Certain Adequate Protection Relief to the 1996 Lenders" entered on or about November 4, 1998, as the same may be amended from time to time pursuant to amendments in form and substance acceptable to Agents.

                    "1996 Lenders" shall be as defined in the 1996 Adequate
                     ------------
             Protection Order.

   3.10.  Annex E (Financial Statements and Budget; Reporting).  Delete the last
          ----------------------------------------------------
          sentence of paragraph (g) of Annex E.

   3.11.  Annex F (Financial Covenants).  Delete Annex F and replace it with
          ----------------------------
          Annex F hereto.

   3.12.  Annex H (Notice Addresses).  Delete Annex H and replace it with
          --------------------------
          Annex H hereto.

   3.13.  Annex J (Availability Amounts). Delete Annex J and replace it with
          ------------------------------
          Annex J hereto.

4. Conditions Precedent To Obligations. Notwithstanding any other provision of
   -----------------------------------
this First Amendment, this First Amendment shall be of no force or effect, and Agents and Lenders shall have no obligations hereunder or thereunder, until the following conditions have been satisfied, in Requisite Lenders' sole discretion, or waived in writing by Requisite Lenders:

    4.1.  First Amendment and Related Materials;Satisfactory Legal Form. Agents
          -------------------------------------------------------------
          and Lenders shall have received this First Amendment duly executed by Borrowers (and other parties) party hereto and delivered to Agents and Lenders, and all of the other documents, instruments, certificates, opinions, agreements and other materials listed in the Schedule of
                                                                 -----------
          Documents attached as Annex D-1, each in form and substance
          ---------
          satisfactory to Agents. All legal matters incident to the transactions contemplated by this First Amendment shall be satisfactory to Agents and their counsel.

    4.2.  Entry of First Amendment Approval Order. The Bankruptcy Court shall
          ---------------------------------------
          have entered the First Amendment Approval Order.

    4.3. Amendment of Adequate Protection Orders. The Adequate Protection Orders shall have been amended, by orders entered by the Bankruptcy Court in form and substance acceptable to Requisite Lenders (which orders shall, among other things, provide for the deferral of the adequate protection payments otherwise payable on March 1, April 1, May 1 and June 1, 1999).

      5.  Representations and Warranties.
          ---------------------------

    5.1.  Corporate Power; Authorization; Enforceable Obligations. The
          -------------------------------------------------------
          execution, delivery and performance by each Borrower of this First
          Amendment: (a) is within such Borrower's corporate power; (b) has been duly authorized by all necessary or proper corporate action; (c) is not in contravention of any provision of such Borrower's certificate of incorporation or by-laws; (d) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (e) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower is a party or by which such Borrower or any of its property is bound, except as disclosed on Schedule 5.1; (f) will not result in the creation or imposition of any Lien upon any of the property of such Borrower other than those in favor of Collateral Agent, for the benefit of Collateral Agent, Administrative Agent and Lenders, all pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person. This First Amendment has been duly executed and delivered for the benefit of or on behalf of each Borrower and constitutes a legal, valid and binding obligation of each such Borrower, enforceable against it in accordance with its terms.

    5.2.  Representations and Warranties in Existing DIP Credit Agreement. Each
          ---------------------------------------------------------------
          Borrower hereby represents and warrants that the representations and warranties of such Person contained in Section 3 of the Existing DIP Credit Agreement, as amended hereby, are true and correct as of the date hereof. For purposes hereof, as to any representation or warranty which by its terms expressly applied only as of the Closing Date (whether the phrase "as of the Closing Date," "as of the date hereof," "on the date hereof," or some other similar phrase was used), such representation and warranty shall be deemed to have been made as of the Amendment Closing Date.

    5.3.  The Period 1-6 Budget. The Period 1-6 Budget delivered on the date
          ---------------------
          hereof and attached hereto as Schedule 3.4(b)-1 has been prepared by
                                        -----------------
          Borrowers in light of the past operations of their businesses, and reflects projections for the fiscal period beginning with Retail Period 1 of Fiscal Year 1999 and ending on the last day of Retail Period 6 of Fiscal Year 1999, on a Retail Period by Retail Period basis. The Period 1-6 Budget is based upon estimates and assumptions stated therein, all of which Borrowers believe to be reasonable and fair in light of current conditions and current facts known to Borrowers and, as of the Amendment Closing Date, reflect Borrowers' good faith and reasonable estimates of the future financial performance of Borrowers and of the other information projected therein for the period set forth therein.

    5.4.  Updated Schedules.  Attached hereto are updated Schedules, dated as
          -----------------
          of the Amendment Closing Date, which supplement or replace, as the case may be (as indicated thereon), the Schedules that were prepared or provided with the Existing DIP Credit Agreement.

6.  Miscellaneous.
    -------------

    6.1.  Headings.  The various headings of this First Amendment are inserted
          --------
          for convenience of reference only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

  6.2.  Counterparts. This First Amendment may be executed by the parties
        ------------
        hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

  6.3.  Interpretation.    No provision of this First Amendment shall be
        --------------
        construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

  6.4.  Complete Agreement.  This First Amendment constitutes the complete
        ------------------
        agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto (including, without limitation, the Term Sheet for Discussion Purposes Only having a draft date of February 1, 1999).

 6.5.   Governing Law.  This First Amendment shall be governed by, and
        -------------
        construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

 6.6.   Effect.  Upon the effectiveness of this First Amendment, each
        ------
        reference in the Existing DIP Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import, shall mean and be a reference to the Existing DIP Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Existing DIP Credit Agreement as amended hereby.

 6.7.   Conflict of Terms.  In the event of any inconsistency between the
        -----------------
        provisions of this First Amendment and any provision of the Existing DIP Credit Agreement, the terms and provisions of this First Amendment shall govern and control.

  6.8.  No Novation. Except as specifically set forth in this First
        -----------
        Amendment, the execution, delivery and effectiveness of this First Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agents or any Lender under the Existing DIP Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Existing DIP Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing DIP Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to DIP Credit Agreement as of the day and year first above written.

"BORROWERS"

BOSTON CHICKEN, INC.,                                          BC REAL ESTATE INVESTMENTS, INC.,
Debtor and Debtor in Possession                                Debtor and Debtor in Possession


By: /s/ Lawrence E. White                                      By: /s/ Lawrence E. White
   ----------------------------                                   ----------------------------
Name: Lawrence E. White                                        Name: Lawrence E. White
Title: Executive Vice President                                Title: Executive Vice President


BCI ACQUISITION SUB, L.L.C.,                                   PROGRESSIVE FOOD CONCEPTS, INC., Debtor and
Debtor and Debtor in Possession                                Debtor in Possession

By:  Boston Chicken, Inc., Manager
                                                               By: /s/ Lawrence E. White
                                                                  ----------------------------
By: /s/ Lawrence E. White                                      Name: Lawrence E. White
   ----------------------------                                Title: Executive Vice President
Name: Lawrence E. White
Title: Executive Vice President

BCI MAYFAIR, INC.,                                             BCI R&A, INC.,
Debtor and Debtor in Possession                                Debtor and Debtor in Possession


By: /s/ Lawrence E. White                                      By: /s/ Lawrence E. White
   ----------------------------                                   ----------------------------
Name: Lawrence E. White                                        Name: Lawrence E. White
Title: Executive Vice President                                Title: Executive Vice President


BCI MASSACHUSETTS, INC.,                                       BCI WEST, INC.,
Debtor and Debtor in Possession                                Debtor and Debtor in Possession


By: /s/ Lawrence E. White                                      By: /s/ Lawrence E. White
   ----------------------------                                   ----------------------------
Name: Lawrence E. White                                        Name: Lawrence E. White
Title: Executive Vice President


Title: Executive Vice President


BCI SOUTHWEST, INC.,                                     MID-ATLANTIC RESTAURANT SYSTEMS, INC.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession


By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

MAYFAIR PARTNERS, L.P.,                                  BC GREAT LAKES, L.L.C.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: BCI Mayfair, Inc., as General Partner                By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

BC NEW YORK, L.L.C.,                                     BC GOLDENGATE, L.L.C.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                        By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

BC SUPERIOR, L.L.C.,                                     BC HEARTLAND, L.L.C.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                        By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President


BC TRI-STATES, L.L.C.,                                   FINEST FOODSERVICE, L.L.C.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By:  Boston Chicken, Inc., Manager                       By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

P & L FOOD SERVICES, L.L.C.,                             R&A FOOD SERVICES, L.P.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                        By: BCI R&A, Inc., as General Partner


By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

BC BOSTON, L.P.,                                         BCE WEST, L.P.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: BCI Massachusetts, Inc., as General                  By: BCI West, Inc. as General Partner
 Partner

By: /s/ Lawrence E. White                                By: /s/ Lawrence E. White
--------------------------------------------             ----------------------------------------------------
Name: Lawrence E. White                                  Name: Lawrence E. White
Title: Executive Vice President                          Title: Executive Vice President

B.C.B.M. SOUTHWEST, L.P.,                                BUFFALO P&L FOOD SERVICES, INC.,
Debtor and Debtor in Possession                          Debtor and Debtor in Possession

By: BCI Southwest, Inc., as General Partner
                                                         By: /s/ Lawrence E. White
By: /s/ Lawrence E. White                                ----------------------------------------------------
--------------------------------------------             Name: Lawrence E. White
Name: Lawrence E. White                                  Title: Executive Vice President
Title: Executive Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent



By: /s/ Daniel P. Gioia
-------------------------------------
Name: Daniel P. Gioia
      Senior Risk Manager



GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender



By: /s/ Daniel P. Gioia
-------------------------------------
Name: Daniel P. Gioia
      Senior Risk Manager

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
as Collateral Agent and a Lender


By: /s/ David Johansen
   ________________________
Name: David Johansen
Title:


By: /s/ Lynn D. Simmons
   ________________________
Name: Lynn D. Simmons
Title: Vice President

SANWA BUSINESS CREDIT CORPORATION,
as a Lender



By: /s/ Mark A. Holmes
-----------------------------------
Name:  Mark A. Holmes
Title: First Vice President

LASALLE NATIONAL BANK,
as a Lender



By: /s/ David Shapiro
-----------------------------------
Name:  David Shapiro
Title: Vice President

HOUR LLC,
as a Lender


By: Paloma Partners Company LLC, its Manager



By: /s/ Michael J. Brenner
-----------------------------------
Name:  Michael J. Brenner
Title: Vice President

                            ANNEX F (Section 6.10)
                                     ------------
                                      to
                               CREDIT AGREEMENT
                               ----------------
            (As amended by First Amendment dated February 24, 1999)

                              FINANCIAL COVENANTS
                              -------------------


        Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

    a   Minimum System EBITDAL.  Borrowers shall maintain System EBITDAL during
        ----------------------
each "Rolling Period" (as defined below), as measured as of the last day of such Rolling Period, that is at least the amount set forth for such Rolling Period in the table below.


------------------------------------------------------------------------------------------------
                                                                   Minimum System EBITDAL for
Rolling Period ending with:                                           such Rolling Period

------------------------------------------------------------------------------------------------
Retail Period 11 ending November 1, 1998                                   ($12,400,000)
------------------------------------------------------------------------------------------------

Retail Period 12 ending November 29, 1998                                   ($7,900,000)
------------------------------------------------------------------------------------------------

Retail Period 13 ending December 27, 1998                                   ($3,400,000)
------------------------------------------------------------------------------------------------

Retail Period 1 ending January 24, 1999                                     ($2,100,000)
------------------------------------------------------------------------------------------------

Retail Period 2 ending February 21, 1999                                    ($4,500,000)
------------------------------------------------------------------------------------------------

Retail Period 3 ending March 21, 1999                                       ($5,825,000)
------------------------------------------------------------------------------------------------

Retail Period 4 ending April 18, 1999                                       ($6,500,000)
------------------------------------------------------------------------------------------------

Retail Period 5 ending May 16, 1999                                         ($6,375,000)
------------------------------------------------------------------------------------------------

Retail Period 6 ending June 13, 1999                                        ($7,000,000)
------------------------------------------------------------------------------------------------

Retail Period 7 ending July 11, 1999                                        ($4,000,000)
------------------------------------------------------------------------------------------------

Retail Period 8 ending August 8, 1999                                         ($600,000)
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                      Minimum System EBITDAL
Rolling Period ending with:                                          for such Rolling Period
--------------------------------------------------------------------------------------------
Retail Period 9 ending September 5, 1999                                  $ 3,200,000
--------------------------------------------------------------------------------------------

Retail Period 10 ending October 3, 1999                                   $ 7,200,000
--------------------------------------------------------------------------------------------

Retail Period 11 ending October 31, 1999                                  $12,200,000
--------------------------------------------------------------------------------------------

Retail Period 12 ending November 28, 1999                                 $16,600,000
--------------------------------------------------------------------------------------------

Retail Period 13 ending December 26, 1999 and all                         $19,800,000
 subsequent Retail Periods
--------------------------------------------------------------------------------------------

Borrowers shall, on and after the Closing Date, continue to calculate System EBITDAL on a basis consistent with their calculations prior to the Closing Date.

    b   Definitions.  As used in the Agreement, the following terms shall have
        -----------
the following meanings:

    "Combined Overhead" means, with respect to any specified period, the sum of
     -----------------
field operating overhead plus field development overhead plus support center
                         ----                            ----
overhead (exclusive of transaction costs, severance costs, Store closing costs and one-time non-recurring charges), in each case of BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, in each case for such period, minus fees paid to BCI by ENBC in connection with the performance by BCI
        -----
of accounting, administrative, financing, real estate, computer and communication services during such period.

    "Rolling Period" means (i) for each Retail Period commencing with Retail
     --------------
Period 11 in 1998 through and including Retail Period 13 in 1998, the period from July 13, 1998 through the last day of such Retail Period, and (ii) for each subsequent Retail Period, the period from the beginning of Retail Period 1 of 1999 through the last day of such Retail Period.

    "Store EBITDAL" means, with respect to any specified period, (1) the
     -------------
combined net revenue (i.e. gross revenue net of taxes, customer coupons and
                      ----
discounts) generated by all Stores operated by BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, minus (2) (a) food and paper costs
                                          -----
plus (b) Store employee wages, salaries and benefit payments plus (c) other
----                                                         ----
Store operating and occupancy costs plus (d) the amount of required media
                                    ----
contributions at the Store level, in each case, of BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, in each case for such period.

    "System EBITDAL" means, with respect to any specified period, the Store
     --------------
EBITDAL for such period minus the Combined Overhead for such period.
                        -----

    c        Miscellaneous. Unless otherwise specifically provided herein, any
             -------------
accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Change" (as defined below) occurs and such change result in a change in the calculation of the Financial Covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower Representative, Administrative Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating Borrowers' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, that the agreement of Requisite Lenders to any
                   --------
required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Change" means changes in accounting principles permitted under GAAP
 -----------------
and concurred in by Borrower's certified public accountants. If Borrowers and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If Administrative Agent, Borrower and Requisite Lenders cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of Financial Covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                                       ANNEX H (Section 11.10)
                                                -------------
                                                  to
                                           CREDIT AGREEMENT
                                           ----------------
                         (As amended by First Amendment dated February 24, 1999)

                                           NOTICE ADDRESSES
                                           ----------------

(A)   If to Administrative Agent or GE Capital           (B)  If to Administrative Agent (SOLELY FOR
      (OTHER THAN FOR PURPOSES OF SENDING NOTICES             PURPOSES OF SENDING NOTICES OF REVOLVING
      OF REVOLVING CREDIT ADVANCES, NOTICES OF                CREDIT ADVANCES, NOTICES OF VOLUNTARY
      VOLUNTARY PREPAYMENT/REDUCTION, AND NOTICES             PREPAYMENT/REDUCTION, AND NOTICES OF
      OF MANDATORY PREPAYMENT), at                            MANDATORY PREPAYMENT), at::

GE Capital Structured Finance, Inc.                      General Electric Capital Corporation
777 Long Ridge Road                                      201 High Ridge Road
Building B, 1st Floor                                    Stamford, CT  06927
Stamford, Connecticut 06927                              Attn: Dean Melanokos, Portfolio Analyst
Attn: Daniel P. Gioia                                    Facsimile: 203/316-7817
Facsimile: 203/703-1777                                  Telephone: 203/316-7661
Telephone: 203/357-6245
                                                         and
and
                                                         General Electric Capital Corporation
David Huet, Esq.                                         777 Long Ridge Road
GE Capital Structured Finance, Inc.                      Bldg. B, 1st Floor
777 Long Ridge Road                                      Stamford, CT  06927
Building B, 1st Floor                                    Attn: Sandy DeRaffele, Transaction Coordinator
Stamford, Connecticut 06927                              Facsimile: 203/316-7989
Facsimile: 203/703-1777                                  Telephone: 203/357-3529
Telephone: 203/357-3159
                                                         (C)  If to Collateral Agent, at
with a copy to:
                                                         Bank of America National Trust and Savings
Murphy Sheneman Julian & Rogers                          Association
2049 Century Park East, Suite 2100                       231 South LaSalle Street
Los Angeles, CA  90067                                   Chicago, Illinois  60697
Attn: N. Dwight Cary and Jean B. LeBlanc                 Attention: David A. Johanson
Facsimile: 310/788-3777                                  Facsimile:(312) 974-9102
Telephone: 310/788-3700                                  Telephone:(312) 828-7933
                                                         and
                                                         Lynn D. Simmons
                                                         Facsimile:(312) 987-0234
                                                         Telephone:(312) 828-8647

(D)  If to Borrowers or any of them, to
     Borrower Representative at

Boston Chicken, Inc.
14123 Denver West Parkway
P.O. Box 4086
Golden, Colorado  80401-4086
Attention: Lawrence White, Chief Financial
 Officer
Facsimile:  (303) 216-5550
Telephone:  (303) 216-5640

With copies to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1500 Nationsbank Plaza
300 Convent Street, Suite 1500
San Antonio, Texas 78205
Attention: Patrick Ryan, Esq.
Facsimile:  210/224-2035
Telephone:  210/281-7000

(E)  If to any Lenders other than Agents, to

Sanwa Business Credit Corporation                        LaSalle National Bank
One South Wacker Drive                                   135 S. LaSalle Street, Suite 2140
Chicago, Illinois  60606                                 Chicago, Illinois 60603
Attn: Mark Holmes                                        Attn: David Shapiro
Facsimile:  (312) 782-6486                               Facsimile:  (312) 904-8169
Telephone:  (312) 853-1365                               Telephone:  (312) 904-2645


Hour L.L.C.
2 American Lane
Greenwich, Connecticut  06836
Attn: Mark May
Facsimile:  (203) 861-4839
Telephone:  (203) 861-4855

                                    ANNEX J
                              to CREDIT AGREEMENT
                              -------------------
            (As amended by First Amendment dated February 24, 1999)

    As used in the Agreement, "Availability Amount" means, with respect to any
                               -------------------
Retail Period, the amount shown for such Retail Period in the following table:


              Retail Period                             Availability Amount
-------------------------------------------------------------------------------

        Retail Period 11 ending                               $6,900,000
           November 1, 1998
-------------------------------------------------------------------------------

    Retail Period 12 ending November                          $3,000,000
                29, 1998
-------------------------------------------------------------------------------

    Retail Period 13 ending December 27,                      $8,100,000
                  1998
-------------------------------------------------------------------------------

    Retail Period 1 ending January 24,                        $3,000,000
                  1999
-------------------------------------------------------------------------------

        Retail Period 2 ending                                $6,700,000
          February 21, 1999
-------------------------------------------------------------------------------

    Retail Period 3 ending March 21,                          $5,800,000
                1999
-------------------------------------------------------------------------------

    Retail Period 4 ending April 18,                          $3,500,000
                1999
-------------------------------------------------------------------------------

    Retail Period 5 ending May 16,                            $5,200,000
                1999
-------------------------------------------------------------------------------

    Retail Period 6 ending June 13,                           $9,500,000*
                1999
-------------------------------------------------------------------------------

    Retail Period 7 ending July 11,                           $4,600,000
                1999
-------------------------------------------------------------------------------

    Retail Period 8 ending August 8,                          $4,300,000
                1999
-------------------------------------------------------------------------------

       Retail Period 9 ending                                 $7,300,000
         September 5, 1999

-------------------
*/   Subject to clause (y) of Section 1.1(a)(i), which provides that the Net
Advance Amount for this Retail Period be no more than $7,500,000 as of June 13, 1999.

-------------------------------------------------------------------------------

                 Retail Period                       Availability Amount

-------------------------------------------------------------------------------

        Retail Period 10 ending October 3,                $9,600,000
                      1999
-------------------------------------------------------------------------------

        Retail Period 11 ending October                   $4,100,000
                    31, 1999
-------------------------------------------------------------------------------

        Retail Period 12 ending November                  $3,000,000
                    28, 1999
-------------------------------------------------------------------------------

        Retail Period 13 ending December                  $4,300,000
                    26, 1999
-------------------------------------------------------------------------------

           Retail Periods 1-3, 2000                 to be determined based on
                                                    amended Budget delivered
                                                  pursuant to paragraph (f)(ii)
                                                           of Annex E
                                                              -------
-------------------------------------------------------------------------------


                                      J-4                         EXECUTION COPY
                                                               AMENDMENT NO.1 TO
                                           DEBTOR IN POSSESSION CREDIT AGREEMENT

                                   ANNEX D-1
                                      to
                              AMENDMENT NO. 1 TO
                     DEBTOR IN POSSESSION CREDIT AGREEMENT
                     -------------------------------------


                             SCHEDULE OF DOCUMENTS
                             ---------------------


           Amendment No. 1 to Debtor In Possession Credit Agreement

                                     among

                             Boston Chicken, Inc.
                                      and
                        the Other Borrowers Thereunder,
                      Debtors and Debtors in Possession,
                                 as Borrowers,

               the Lenders Signatory Thereto From Time to Time,
                                  as Lenders,

                     General Electric Capital Corporation,
                     as Administrative Agent and a Lender,

                                      and

            Bank of America National Trust and Savings Association,
                       as Collateral Agent and a Lender

               February 24, 1999 (the "Amendment Closing Date")
                                       ----------------------

================================================================================


          This Schedule of Documents ("Schedule") lists the documents to be
                                       --------
delivered in connection with "Amendment No. 1 to Debtor In Possession Credit Agreement" dated as of the Amendment Closing Date (the "First Amendment") by and
                                                        ---------------
among Boston Chicken, Inc., a Delaware corporation ("BCI"), and the other
                                                     ---
Borrowers thereunder, the lenders signatory thereto from time to time (collectively, "Lenders"), General Electric Capital Corporation, a New York
                -------
corporation ("GE Capital"), as administrative agent (in such capacity,
              ----------
"Administrative Agent") for Lenders, and Bank of America National Trust and
---------------------
Savings Association ("BofA"), as collateral agent (in such capacity, "Collateral
                      ----                                            ----------
Agent") for Lenders.  All capitalized terms used but not otherwise defined
-----
herein shall have the meanings assigned to them in Annex A to the Debtor in
                                                   -------
Possession Credit Agreement dated as of October 5, 1998, as amended by the First Amendment.

          Unless otherwise stated, five copies of each document to be executed by any party shall be executed and delivered on the Amendment Closing Date. Unless otherwise stated, each such document shall be dated as of the Amendment Closing Date.

     1.  Transaction Documents to be Delivered On or Before the Amendment
         ----------------------------------------------------------------
          Closing Date.
          ------------

          1.1  The Period 1-6 Budget.

          1.2 Amendment No. 1 to Debtor in Possession Credit Agreement, executed by each Borrower, Lenders, Administrative Agent and Collateral Agent, and all Annexes, Schedules and Exhibits thereto, including:

               Annex D-1-Schedule of Documents
               ---------

               Annex F -Financial Covenants (Revised for Retail Periods 1-13,
               -------
               1999)

               Annex H-Notice Addresses (revised)
               -------

               Annex J -Availability Amounts for each Retail Period (Revised as
               -------
               of Retail Period 2, 1999)

               Exhibit A-Form of First Amendment Order
               ---------

               Schedule 3.4(b)-1-Period 1-6 Budget
               -----------------

               Schedule 5.1-Certain Exceptions to Representations Contained in
               ------------
               Section 5.1(e) of First Amendment

               UPDATED/REPLACEMENT/SUPPLEMENTAL SCHEDULES TO DIP CREDIT
               --------------------------------------------------------
               AGREEMENT
               ---------

               Schedule  3.2-Executive Offices; Collateral Locations; FEIN
               -------------

               Schedule  3.11-Tax Matters
               --------------

               Schedule  3.15-Intellectual Property
               --------------

               Schedule  3.19-Deposit and Disbursement Accounts
               --------------

               Schedule 6.17-Certain Prepetition Indebtedness
               -------------

          1.3 Interim and Proposed Final Order Approving Amendment No. 1 to Debtor in Possession Credit Agreement Pursuant to 11 U.S.C.
               (S)(S)  364 entered by the Bankruptcy Court.

          1.4 Amendment to 1996 Adequate Protection Order entered by the Bankruptcy Court.

          1.5 Amendment to 1995 Adequate Protection Order entered by the Bankruptcy Court.

     2.   Other Documents to be Delivered On or Before the Amendment Closing
          ------------------------------------------------------------------
          Date.
          ----

          2.1  Engagement Letter for BT Alex. Brown

          2.2  Order authorizing Borrowers' retention of BT Alex. Brown

          2.3  Engagement Letter for Houlihan Lokey

          2.4 Order authorizing Unsecured Creditors Committee's retention of Houlihan Lokey





                                       2